UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan	001-36677	38-2063100
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	DPLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on December 9, 2019, Diplomat Pharmacy, Inc., a Michigan corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, UnitedHealth Group Incorporated, a Delaware corporation (“Parent”), and Denali Merger Sub, Inc., a Michigan corporation and a direct wholly owned subsidiary of Parent (“Sub”). Pursuant to the terms of the Merger Agreement, Sub commenced a tender offer (the “Offer”) to purchase all outstanding shares of common stock, no par value, of the Company (“Company Common Stock”), at a price of $4.00 per share, net to the seller in cash (the “Offer Price”), without interest and subject to any required tax withholding.

The Offer and withdrawal rights expired at 12:01 a.m. (New York City time) on February 7, 2020 and the Offer was not extended. Computershare Trust Company, N.A., in its capacity as the depositary for the Offer, has advised that, as of the expiration of the Offer, 61,203,549 shares of Company Common Stock (excluding shares of Company Common Stock tendered pursuant to guaranteed delivery procedures that were not actually delivered in settlement or satisfaction of such guarantee prior to the expiration of the Offer), representing approximately 80.53 percent of the shares of Company Common Stock issued and outstanding as of the expiration of the Offer, were validly tendered and not properly withdrawn pursuant to the Offer. The number of shares of Company Common Stock (excluding shares of Company Common Stock tendered pursuant to guaranteed delivery procedures that were not actually delivered in settlement or satisfaction of such guarantee prior to the expiration of the Offer) tendered satisfied the Minimum Tender Condition (as such term is defined in the Merger Agreement). All conditions to the Offer having been satisfied or waived, Sub has irrevocably accepted for payment all shares of Company Common Stock that Sub became obligated to purchase pursuant to the Offer.

On February 10, 2020, following the consummation of the Offer, the remaining conditions to the merger of Sub with and into the Company (the “Merger”) set forth in the Merger Agreement were satisfied, and Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”), without a vote of the shareholders of the Company in accordance with Section 703a(3) of the Michigan Business Corporation Act. At the effective time of the Merger (the “Effective Time”), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company or held in the treasury of the Company or shares owned by Parent, Sub or any of their respective wholly owned subsidiaries, in each case, other than those held on behalf of any third party) was automatically converted into the right to receive the Offer Price in cash, without interest, subject to any required tax withholding (the “Merger Consideration”), and all such shares of Company Common Stock ceased to be outstanding, were cancelled and ceased to exist, and each certificate formerly representing a share of Company Common Stock and each non-certificated share of Company Common Stock represented by book-entry that formerly represented a share of Company Common Stock entitled to receive the Merger Consideration were cancelled and ceased to have any rights with respect thereto, except the right to receive the Merger Consideration without interest thereon, subject to any required tax withholding.

Pursuant to the terms of the Merger Agreement and resolutions adopted by the board of directors of the Company, and, with respect to clause (ii) of the third bullet point below, as agreed between the Company and Parent, at the Effective Time:

•	Each outstanding Company stock option held by any former or terminated employee of the Company or its subsidiaries (each, a “Company Non-Employee Option”) was cancelled, and each holder of any such cancelled Company Non-Employee Option became entitled to receive a payment in cash, without interest, of an amount equal to the product of (i) the total number of shares of Company Common Stock subject to such cancelled Company Non-Employee Option, multiplied by (ii) the excess, if any, of the (A) the Offer Price over (B) the exercise price per share subject to such cancelled Company Non-Employee Option, less any applicable withholding taxes, except that any such Company Non-Employee Option with respect to which the exercise price per share of Company Common Stock subject thereto was equal to or greater than the Offer Price was cancelled for no consideration;

•	Each outstanding Company stock option that is not a Company Non-Employee Option, whether vested or unvested, was converted into an option to purchase a number of shares of Parent common stock (the “Adjusted Option”) equal to the product (rounded down to the nearest whole number) of (i) (A) in the case of a service-based Company stock option, the total number of shares of Company Common Stock subject to such Company stock option immediately prior to the Effective Time or (B) in the case of a performance-based Company stock option, the number of shares of Company Common Stock earned based on actual performance, if the performance period ended on or before the closing date, or the number of shares of Company Common Stock remaining subject to the award, if the performance period was scheduled to end after the closing date, and (ii) the Equity Award Conversion Ratio (as defined below), at an exercise price per share (rounded up to the nearest whole cent) equal to (1) the exercise price per share of Company Common Stock subject to such Company stock option immediately prior to the Effective Time divided by (2) the Equity Award Conversion Ratio, in each case, subject to the same terms and conditions, including vesting and exercisability, as applied to the Company stock option for which the Adjusted Option was exchanged, except for (x) any terms rendered inoperative as a result of the transactions contemplated by the Merger Agreement and (y) such other changes that are necessary for the administration of the Adjusted Option and not materially detrimental to the holder thereof. “Equity Award Conversion Ratio” means the Offer Price divided by the volume weighted average of the closing sale prices per share of Parent common stock on the New York Stock Exchange, as reported in the New York City edition of the Wall Street Journal (or, if not reported thereby, as reported in another authoritative source), on each of the five full consecutive trading days ending on and including the third business day prior to the closing date of the Merger;

•	Each outstanding Company restricted stock unit (other than any Company restricted stock unit that (i) by its terms as in effect as of the date of the Merger Agreement, automatically became fully or partially vested effective immediately prior to or upon the consummation of the transactions contemplated by the Merger Agreement, or (ii) was earned and vested, but not yet settled, as of immediately prior to the Effective Time (“accelerated RSUs”)) was converted into a restricted stock unit award (the “Adjusted RSU”) denominated in shares of Parent common stock and relating to a number of shares of Parent common stock equal to the product of (I) (A) in the case of a service-based Company restricted stock unit, the total number of shares of Company Common Stock subject to such Company restricted stock unit immediately prior to the Effective Time, or (B) in the case of a performance-based Company restricted stock unit, the number of shares of Company Common Stock earned based on actual performance, if the performance period ended on or before the closing date, or the number of shares of Company Common Stock remaining subject to the award (less any shares of Company Common Stock vested at or prior to the Effective Time), if the performance period was scheduled to end after the closing date, multiplied by (II) the Equity Award Conversion Ratio, with any fractional shares rounded down to the next lower whole number of shares, in each case, subject to the same terms and conditions, including vesting and settlement, as applied to the Company restricted stock unit for which the Adjusted RSU was exchanged, except for (x) any terms rendered inoperative as a result of the transactions contemplated by the Merger Agreement and (y) such other changes that are necessary for the administration of the Adjusted RSU and not materially detrimental to the holder thereof; and

•	Each outstanding accelerated RSU was cancelled, and each holder of any such cancelled accelerated RSU became entitled to receive a payment in cash, without interest, of an amount equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares subject to such cancelled accelerated RSU, less any applicable withholding taxes.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2019 and which is incorporated herein by reference. All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Merger, the Company expects to repay in full, on February 10, 2020, all outstanding amounts under that certain Credit Agreement, dated as of December 20, 2017, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended by the First Amendment, dated as of July 19, 2019, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (the “Credit Agreement”). As a result, the Credit Agreement will be terminated and all obligations outstanding thereunder will be extinguished.

The aggregate payoff amount is approximately $608,064,140.52 million and includes all accrued interest associated therewith.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 10, 2020, the Company (i) notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and (ii) requested that the NYSE (x) suspend trading of the Company Common Stock effective on February 10, 2020 and (y) promptly file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Company Common Stock.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01 and Item 5.03 are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Offer and the Merger, a change of control of the Company occurred, and the Company is now a wholly owned subsidiary of Parent. Immediately following the Merger, Parent expects to contribute all of the outstanding equity of the Company to OptumRx Holdings, LLC, a Delaware limited liability company and indirect, wholly owned subsidiary of Parent. To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company. The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, all of the directors of the Company resigned from the Board of Directors. Pursuant to the Merger Agreement, as of the Effective Time, the members of the board of directors of Sub immediately prior to the Effective Time became the members of the board of directors of the Surviving Corporation. The members of the board of directors of Sub immediately prior to the Effective Time were John Michael Prince and Jeffrey David Grosklags. Information regarding the new directors has been previously disclosed in Schedule I of the Offer to Purchase as filed with the Tender Offer Statement on Schedule TO, originally filed by Parent on January 9, 2020.

Pursuant to the Merger Agreement, as of the Effective Time, the officers of Sub immediately prior to the Effective Time became the officers of the Surviving Corporation. The officers of Sub immediately prior to the Effective Time were John Michael Prince, Jeffrey David Grosklags, Karen Elizabeth Peterson and Peter Marshall Gill. Information regarding the new officers has been previously disclosed in Schedule I of the Offer to Purchase as filed with the Tender Offer Statement on Schedule TO, originally filed by Parent on January 9, 2020.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s Articles of Incorporation were amended and restated in their entirety. A copy of the Company’s Amended and Restated Articles of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s Bylaws were amended and restated in their entirety. A copy of the Company’s Amended and Restated Bylaws are included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 9, 2019, by and among the Company, Parent and Sub (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 9, 2019 (File No. 001-36677)).*
3.1	Amended and Restated Articles of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

By:	/s/ Karen E. Peterson
Karen E. Peterson
Secretary

Date: February 10, 2020